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                                                                    Exhibit 10.4

                                 THIRD AMENDMENT
                                       TO
                             CONTRIBUTION AGREEMENT

     This Third Amendment to Contribution Agreement (this "Amendment"), effective as of February 27, 2003 (the "Effective Date"), is between (1) Freeport LNG Investments, LLC, a Delaware limited liability company ("Investments"), (2) Freeport LNG-GP, Inc., a Delaware corporation (the "General Partner"), (3) Cheniere Energy, Inc., a Delaware corporation ("Cheniere"), (4) Cheniere LNG, Inc., a Delaware corporation ("Cheniere LNG") and (5) Freeport LNG Terminal, LLC, a Delaware limited liability company ("Terminal LLC" together with Cheniere and Cheniere LNG, the "Cheniere Entities"). Each of Investments, General Partner, and the Cheniere Entities is sometimes referred to herein as a "Party," and all of them together, are sometimes referred to herein as the "Parties."

                                    RECITALS

     WHEREAS, the Parties executed a Contribution Agreement, dated August 26, 2002, as amended by the Extension and Amendment to the Contribution Agreement, dated September 19, 2002, and the Second Extension and Amendment to the Contribution Agreement, effective as of October 4, 2002 (collectively, the "Contribution Agreement") (capitalized terms used herein and not otherwise defined herein shall have the same meaning assigned to them in the Contribution Agreement);

     WHEREAS, the Parties believe it is in the best interest of the Parties to amend the Contribution Agreement as set forth herein; and

     WHEREAS, pursuant to Section 9.8 of the Contribution Agreement, the Contribution Agreement may be amended only by the written consent of the Parties.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

                                    AGREEMENT

1.   The following defined term shall be added to Article I of the Contribution
Agreement:

     "Pre-Closing Project Expenses" shall mean all actual expenses over and above $150,000, including but not limited to, all reasonable attorneys' and professionals' fees, travel expenses and other overhead expenses, incurred by Investments, General Partner or any of their Affiliates related to or associated with the Project, including, but no limited to, expenses related to or associated with the negotiations, preparation and consummation of the Contribution Agreement, Transaction Documents, Amendment and Lease Agreement."

2. Section 2.1(a)(i) shall be deleted in its entirety, the Lease Option shall no longer be included in the definition of "Contributed Assets", and all references to the Lease Option are hereby deleted.

3. Section 2.1(a)(vi) is hereby amended by the addition of the following, immediately before the parenthetical "(collectively the "Company R&D")": ", which shall expressly include all rights and interests in and to technology covered by any agreement or understanding between any of

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the Cheniere Entities and Volker Eyermann". In addition, the following shall be added to the end of Section 2.1(a)(vi): "; provided, however, that pursuant to
Section 5.2(g), the Cheniere Entities and their Affiliates shall have the right to use any technology under this Section (including technology covered by any agreement or understanding between any of the Cheniere Entities and Volker Eyermann) without payment to Investments or the Partnership as it determines in its discretion in order to develop or operate any other business or venture of any description including the development and operation of another LNG Facility".

4. Section 2.1(d)(iv) is hereby deleted and replaced in its entirety by the following:

     "(iv) Liabilities incurred by Investments or the General Partner through the Closing, except for the Pre-Closing Project Expenses;"

5. Section 4.1(g) is hereby deleted in its entirety and replaced by the words "Intentionally Omitted".

6. Exhibit A to the Contribution Agreement is hereby deleted in its entirety and replaced by Exhibit A attached hereto.

7. Exhibit B to the Contribution Agreement is hereby deleted in its entirety and replaced by Exhibit B attached hereto.

8. Schedule 2.3(a) to the Contribution Agreement is hereby deleted in its entirety and replaced by Schedule 2.3(a) attached hereto.

9. The following shall be added to the end of Section C of Schedule 2.3(a)(ii) to the Contribution Agreement:

     "In the event the Closing occurs, Section 16.2 of the Partnership Agreement shall govern the repayment of the Reimbursement Amount (as such term is defined in the Partnership Agreement for purposes of post-Closing obligations of the Cheniere Entities), and nothing herein shall in any way conflict with or restrict Section 16.2 of the Partnership Agreement. In the event of any conflict between this Section C and Section 16.2 of the Partnership Agreement, the terms of Section 16.2 of the Partnership Agreement shall control."

10. Section E of Schedule 2.3(a)(ii) to the Contribution Agreement is hereby deleted in its entirety and replaced by the following:

     "E.   Pledge of Gryphon Exploration Company Stock. Upon the District and
the Partnership executing a binding and enforceable Lease Agreement, Cheniere agrees that the payment to Investments of the Reimbursement Amount shall be secured by a first priority security interest in the Gryphon Exploration Company stock owned by Cheniere or an Affiliate thereof (the "Gryphon Stock"). Such security interest shall be evidenced by a pledge agreement in the form attached hereto as Exhibit 1 (the "Pledge Agreement"). Investments agrees to execute any document required under the Stockholders Agreement (as defined in the Pledge Agreement). Prior to the earlier of (1) the Closing, (2) the termination of the Contribution Agreement or (3) release of the Gryphon Stock, Cheniere agrees that neither it nor any of its Affiliates will sell, transfer, assign, pledge, hypothecate or otherwise dispose of or encumber any of the Gryphon Stock without the prior written consent of Investments. In the event the Closing occurs, the Gryphon Stock shall not be released and Cheniere, any appropriate Affiliate of Cheniere (if necessary) and Investments shall enter into an Amended and Restated Stock

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Pledge Agreement in the form attached hereto as Exhibit 2 with respect to the
Gryphon Stock. In addition, in the event the Closing occurs, Section 16.2 of the Partnership Agreement shall govern the repayment of the Reimbursement Amount (as such term is defined in the Partnership Agreement for purposes of post-Closing obligations of the Cheniere Entities) and the pledge of the Gryphon Stock, and nothing herein shall in any way conflict with or restrict Section 16.2 of the Partnership Agreement. In the event of any conflict between this Section D and
Section 16.2 of the Partnership Agreement, the terms of Section 16.2 of the Partnership Agreement shall control."

11. This Amendment shall be effective only for the specific purposes set forth herein, and shall supercede and replace any prior agreements, understandings and writings with respect to the subject matter hereof. Except as modified by this Amendment, the terms, covenants and provisions of the Contribution Agreement are hereby ratified and confirmed and shall continue in full force and effect.

12. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Each Party hereto agrees to accept the facsimile signature of the other Parties hereto and to be bound by its own facsimile signature; provided, however, that the Parties shall exchange original signatures by overnight mail.

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       IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the Effective Date.

CHENIERE ENERGY, INC.


By:    /s/ Charif Souki
       -----------------------------
Name:  Charif Souki
Title: Chairman

CHENIERE LNG, INC.


By:    /s/ Charif Souki
       -----------------------------
Name:  Charif Souki
Title: President

FREEPORT LNG TERMINAL, LLC


By:    /s/ Charif Souki
       -----------------------------
Name:  Charif Souki
Title: Manager

FREEPORT LNG INVESTMENTS, LLC


By:    /s/ Michael S. Smith
       -----------------------------
Name:  Michael S. Smith
Title: Managing Member

FREEPORT LNG-GP, INC.

By:    /s/ Michael S. Smith
       -----------------------------
Name:  Michael S. Smith
Title: Chief Executive Officer

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